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                                                                Exhibit 99.1


               Delivering Healthcare Linen Management Everyday


                                   [pic]


         Angelica Corporation Analyst Presentation September, 2005



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                           Safe Harbor Statement


This presentation contains forward-looking statements, which reflect Angelica Corporation's current views with respect to future events and financial performance and are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from those expressed or implied by these statements. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in Angelica Corporation's filings with the Securities and Exchange Commission.

                              [Angelica logo]



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                                 Our Vision


                     Angelica's objective is to be the
               leading provider of linen management services
                  to the U.S. healthcare market, using its
                 customer-focused and value-driven approach
                       to differentiate its services.

                              [Angelica logo]



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                           Equity Snapshot


  ===================================================================
  o   Exchange/Symbol                                       NYSE: AGL
  -------------------------------------------------------------------
  o   Share Price as of 9/9/05                                 $21.15
  -------------------------------------------------------------------
  o   Market Capitalization                                     $197M
  -------------------------------------------------------------------
  o   Shares Outstanding                                        9.3 M
  -------------------------------------------------------------------
  o   Market Cap/Revenues (ttm)                                  0.53
  -------------------------------------------------------------------
  o   Dividend/Yield                                       $0.44/2.1%
  ===================================================================

                           [Angelica logo]



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                             Angelica's History


o    Founded in 1878 as uniform manufacturing company

o    IPO in 1958; listed on NYSE in 1972

o Expanded business to three divisions in 1960's: Manufacturing, Textile Services and Retail

o    Sold Manufacturing division in 2002

o    Sold Retail division in July 2004


                              [Angelica logo]



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                             Angelica's Future


o    Now focused solely on the Healthcare Services Industry

o Reduced corporate headcount from 50 people to 15 people as part of company refocus

o Consolidating large fragmented market through both organic growth and acquisitions

o    Improving efficiency of operations and refining cost structure

                              [Angelica logo]



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                        Experienced Management Team


==============================================================================
Steve O'Hara, CEO                  Became CEO in September 2003 after 3 years
                                   as outside director; 26 years business
                                   experience
------------------------------------------------------------------------------
Dave Van Vliet, President & COO    Joined Angelica as President and COO in
                                   June 2005; 28 years of business experience,
                                   most recently President & CEO of Growing
                                   Family, Inc.
------------------------------------------------------------------------------
Jim Shaffer, CFO                   CPA with 28 years finance experience,
                                   including 6 years with Angelica
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Steve Frey, General Counsel        30 years experience, including corporate,
                                   regulatory and acquisitions. Over 6 years
                                   with Angelica.
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Russell Watson, ATS VP Ops         4 years with ATS, after 12 years with
                                   National Service Industries
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Rich Fiorillo, ATS CFO; CAO        CPA with 23 years finance experience
                                   including 4 years with ATS
------------------------------------------------------------------------------
Steve Lang, VP Sales & Marketing   Joined Angelica in September 2004 after
                                   8 years with Novartis Ophthalmics and
                                   16 years with Allergan, Inc.
==============================================================================

                              [Angelica logo]



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                      Angelica Textile Services (ATS)


             o    Delivers linen management solutions everyday

             o    32 plants located in U.S.

                                 [U.S. map]


                              [Angelica logo]



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                  Participant in Large and Growing Market



|X|  ATS serves approximately               U.S. HEALTHCARE LINEN MARKET
     half of healthcare market              ----------------------------

                                             ESTIMATED AT $5.6 BILLION
|X|  Current market share in
     markets served                                  [pie chart]
     |X|  Hospitals -29%
                                                   HOSPITALS $2.0B
     |X|  Clinics -3%
                                                    CLINICS $2.4B
     |X|  Long-Term Care -6%
                                                 LONG-TERM CARE $1.2B


                              [Angelica logo]



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                            Industry Environment

o    Favorable Demographic trends support future increase in product demand

o    Highly fragmented

     - Only two national competitors (Crothall Services and Sodexho Laundry Services)

     - Approximately 11 mid-size regional providers

     - Approximate number of other providers:

          1,469 hospital on-premise laundries (OPLs)

            335 hospital laundry coops

            200 single operation providers
         ------
          2,004

                              [Angelica logo]



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                      Significant Market Opportunities


ACUTE CARE MARKETS IN WHICH AGL                 UNTAPPED ACUTE CARE
-------------------------------                 -------------------
         PARTICIPATES                                 MARKETS
         ------------                                 -------

         [pie chart]                                 [pie chart]

   ON-PREMISE LAUNDRIES 22%                   ON-PREMISE LAUNDRIES 34%

         ANGELICA 29%                                COOPS 7%

           COOPS 6%                               COMPETITORS 59%

       COMPETITORS 43%


                              [Angelica logo]


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                              Growth Strategy


o    Provide superior service and competitive pricing for organic growth

o    Expand into high growth clinic and long-term care markets

o    Target on-premise laundry conversions

o    Pursue complementary and accretive acquisitions

o Improve efficiency of operations and refine cost structure via facility rationalization and investment

                              [Angelica logo]



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                        Cost Plans to Improve Model


o    Leverage scale in linen purchasing (17.1% of revenues in first half
     FY05)

o Leverage scale and test new models to lower delivery expenses (13.8% of revenues in first half FY05)

o Focus FY05's $25M in capital investment to improve labor productivity (34.7% of revenues in first half FY05) and energy efficiency (8.9% of revenues in first half FY05)

o Move to long-term purchases of natural gas (4.9% of revenues in first half FY05)

                              [Angelica logo]



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
                                                    Strategic Acquisitions

==========================================================================================================================
DATE                                  TRANSACTION                                        BENEFIT                 REVENUES
--------------------------------------------------------------------------------------------------------------------------

August 2005      Purchased customer contracts and assets from Bob            Strengthened regional position         $3 M
                 White Services in northern Ohio and upstate New York        and capacity utilization
--------------------------------------------------------------------------------------------------------------------------
March 2005       Purchased Royal Institutional Services' healthcare          More than tripled New England         $45 M
                 business in Somerville and Worcester, MA                    presence
--------------------------------------------------------------------------------------------------------------------------
January 2005     Laundry plants and contracts in Dallas and Wichita Falls    Strengthened Southwest                $18 M
                 from National Linen Services                                position
--------------------------------------------------------------------------------------------------------------------------
January 2005     Assumed lease and operations of Long Island healthcare      Improved access to NY market,         $28 M
                 plant from Tartan Textile                                   especially long-term care
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December 2004    Healthcare laundry operations and customer contracts of     Strengthens presence in               $20 M
                 Golden State Services in Northern California                Northern California market
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May 2004         Purchased New England healthcare business of Tartan         Strengthened New England               $1 M
                 Textile                                                     position
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April 2004       Duke University Health System laundry in Durham, NC         Example of hospital system             $5 M
                                                                             outsourcing linen management
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December 2003    National Services' healthcare plant and business located    Enabled AGL to serve 75% of           $12 M
                 in Safety Harbor, FL                                        the Florida market
--------------------------------------------------------------------------------------------------------------------------
November 2003    Customer contracts and selected assets of Tenney            Strengthened regional position         $2 M
                 Laundry Services in Batavia, NY
==========================================================================================================================

                                                     [Angelica logo]




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                         January 2005 Acquisitions


|X|   National Linen Service                Provides expansion and efficiency
      -  Dallas laundry plant                 improvements in Dallas market
      -  Wichita Falls plant        >
      -  Total revenue of $18M              Provides market expansion
                                              capabilities into Oklahoma

|X|   Tartan Textile                        Improves access to NY market,
      -  Assumed leased laundry               especially long-term care
         plant in Hempstead, NY
      -  100% healthcare            >       Enables delivery synergies with NJ
      -  Revenue of $28M                      plant

                                            Eliminates non-compete in
                                              Philadelphia area

                              [Angelica logo]



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                          Other 2005 Acquisitions


|X|   Royal Institutional Services        Moves to market leader in New
      -  2 plants in Massachusetts         England
      -  Healthcare revenues of
         $45M                        >    Adds needed capacity in New England

                                          Brings in some service best practices

|X|   Bob White Services
      -  Purchased customer               Strengthens position in region and
         contracts and selected            increases our market share
         assets in Cleveland, OH     >
         and upstate New York             Improves capacity utilization in
      -  Revenue of $3M                     Lorain, OH and Batavia,
                                            NY facilities

                              [Angelica logo]



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                              FINANCIAL REVIEW

                              [Angelica logo]



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                      Steady Annual ATS Revenue Growth

                                   [graph]

$ in Millions

                FY00       FY01      FY02       FY03      FY04

               $242.6     $259.1    $271.3     $291.5    $316.1


                               [Angelica logo]



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               Annual Pretax Income from Continuing Operations

                                   [graph]

$ in Millions


              FY00       FY01       FY02       FY03       FY04
              $2.1       $6.8      $13.2*     $15.3      $12.6

Note: FY02 is before $6.8 loss on early extinguishment of debt


                               [Angelica logo]



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              Revenue and Income for First 6 months of FY 2005

                                NET REVENUE
                                -----------

                         6 mo. FY 04    6 mo. FY 05
                            $155.6         $209.8


                  PRETAX INCOME FROM CONTINUING OPERATIONS
                  ----------------------------------------

                         6 mo. FY 04    6 mo. FY 05
                             $7.0          $0.1

                               $ in Millions

                              [Angelica logo]



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                 Reasons for FY05 First Half Profit Decline


o    Union campaign, settled in June, cost $1.5M

o    Facility consolidation in Northern California cost $0.7M

o    Management severance and financing expense write-off, $0.8M

o Lower non-operating income and other income from sale of non-healthcare business ($2.2M )

o    Energy cost rising 0.9% of revenues ($2.1M volume adjusted)

o    Workers' compensation costs up $0.7M, volume adjusted (union related)

                              [Angelica logo]


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    Acquisitions have been mildly accretive in first half of FY05, after accounting for increased amortization and debt costs

                              [Angelica logo]



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                                                Strong Balance Sheet

CONDENSED AND UNAUDITED AS OF JULY 30, 2005 ($000)

ASSETS                                                         LIABILITIES AND EQUITY
----------------------------------------------------           ---------------------------------------------------
CASH                                       $    658            CURRENT MATURITIES OF LONG-TERM DEBT       $ 10,419

ACCOUNTS RECEIVABLE (NET)                    57,160            ACCOUNTS PAYABLE                             17,009

LINENS IN SERVICE                            43,892            OTHER CURRENT LIABILITIES                    39,884

OTHER CURRENT ASSETS                          7,921

PROPERTY AND EQUIPMENT (NET)                108,731            LONG-TERM DEBT                               93,301

                                                               OTHER LONG-TERM LIABILITIES                  13,619

OTHER ASSETS                                108,152            SHAREHOLDERS' EQUITY                        152,282

                                           --------                                                       --------
TOTAL ASSETS                               $326,514            TOTAL LIABILITIES AND EQUITY               $326,514


A/R DAYS OUTSTANDING                             47            PERCENT DEBT TO TOTAL CAPITALIZATION           40.5%


                                                  [Angelica logo]


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                               Looking Ahead


            |X|  Forecasting (FY05):

                 |X| Revenues of approximately $420 million

                 |X| Gross margin between 13.0% and 13.5%

                 |X| FY 2005 EPS between $0.00 and $0.20

            |X|  Long term

                 |X| Gross margins rising to 20% by FY08

                 |X| 15% annual revenue growth

                              [Angelica logo]



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                            Angelica Advantages


|X|   Market leader in healthcare textile services

|X|   Extensive national reach, with regional focus

|X|   Scalable operations

|X|   Strong, experienced management team focused on profitable growth

|X|   Dividend, currently at $0.11 per share quarterly, provides 2.1% return


                              [Angelica logo]



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                                  Summary


                 By pursuing its stated growth initiatives,

               Angelica will be the leading provider of linen

                 management services to the U.S. healthcare

                   market and, as a result, will maximize

                earnings and cash flow and generate superior

                       returns for its shareholders.



                              [Angelica logo]



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               Delivering Healthcare Linen Management Everyday

                                   [pic]

          Angelica Corporation Analyst Presentation September, 2005


                              [Angelica logo]